                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

                            OFFICERS AND DIRECTORS OF

                          COOKER RESTAURANT CORPORATION



The undersigned who is a director or officer of Cooker Restaurant Corporation, an Ohio corporation (the "Company");

Does hereby constitute and appoint G. Arthur Seelbinder to be his agent and attorney-in-fact;

To sign and file with the Securities and Exchange Commission one or more Registration Statements on Form S-8 under the Securities Act of 1933, and any amendments or supplements (including post-effective amendments) to such Registration Statements; and

To execute and deliver any instruments, certificates or other documents which he shall deem necessary or proper in connection with the filing of such Registration Statements, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

The agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.



IN WITNESS WHEREOF, I have executed this Power of Attorney this      day of
                 , 1998.



                                     /s/ Phillip L. Pritchard
                                     ----------------------------------
                                     Phillip L. Pritchard

                                POWER OF ATTORNEY

                            OFFICERS AND DIRECTORS OF

                          COOKER RESTAURANT CORPORATION



The undersigned who is a director or officer of Cooker Restaurant Corporation, an Ohio corporation (the "Company");

Does hereby constitute and appoint G. Arthur Seelbinder and Phillip L. Pritchard to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission one or more Registration Statements on Form S-8 under the Securities Act of 1933, and any amendments or supplements (including post-effective amendments) to such Registration Statements; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Registration Statements, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.



IN WITNESS WHEREOF, I have executed this Power of Attorney this 13th day of July, 1998.


                                     /s/ Glenn W. Cockburn
                                     ----------------------------------
                                     Glenn W. Cockburn

                                POWER OF ATTORNEY

                            OFFICERS AND DIRECTORS OF

                          COOKER RESTAURANT CORPORATION



The undersigned who is a director or officer of Cooker Restaurant Corporation, an Ohio corporation (the "Company");

Does hereby constitute and appoint G. Arthur Seelbinder and Phillip L. Pritchard to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission one or more Registration Statements on Form S-8 under the Securities Act of 1933, and any amendments or supplements (including post-effective amendments) to such Registration Statements; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Registration Statements, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.



IN WITNESS WHEREOF, I have executed this Power of Attorney this 14th day of July, 1998.


                                     /s/ Mark W. Mikosz
                                     ----------------------------------
                                     Mark W. Mikosz

                                POWER OF ATTORNEY

                            OFFICERS AND DIRECTORS OF

                          COOKER RESTAURANT CORPORATION



The undersigned who is a director or officer of Cooker Restaurant Corporation, an Ohio corporation (the "Company");

Does hereby constitute and appoint G. Arthur Seelbinder and Phillip L. Pritchard to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission one or more Registration Statements on Form S-8 under the Securities Act of 1933, and any amendments or supplements (including post-effective amendments) to such Registration Statements; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Registration Statements, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.



IN WITNESS WHEREOF, I have executed this Power of Attorney this 14th day of July, 1998.





                                     /s/ Robin V. Holderman
                                     ----------------------------------
                                     Robin V. Holderman

                                POWER OF ATTORNEY

                            OFFICERS AND DIRECTORS OF

                          COOKER RESTAURANT CORPORATION



The undersigned who is a director or officer of Cooker Restaurant Corporation, an Ohio corporation (the "Company");

Does hereby constitute and appoint G. Arthur Seelbinder and Phillip L. Pritchard to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission one or more Registration Statements on Form S-8 under the Securities Act of 1933, and any amendments or supplements (including post-effective amendments) to such Registration Statements; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Registration Statements, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.



IN WITNESS WHEREOF, I have executed this Power of Attorney this          day of
                , 1998.



                                     /s/ David T. Kollat
                                     ----------------------------------
                                     David T. Kollat

                                POWER OF ATTORNEY

                            OFFICERS AND DIRECTORS OF

                          COOKER RESTAURANT CORPORATION



The undersigned who is a director or officer of Cooker Restaurant Corporation, an Ohio corporation (the "Company");

Does hereby constitute and appoint G. Arthur Seelbinder and Phillip L. Pritchard to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission one or more Registration Statements on Form S-8 under the Securities Act of 1933, and any amendments or supplements (including post-effective amendments) to such Registration Statements; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Registration Statements, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.



IN WITNESS WHEREOF, I have executed this Power of Attorney this         day of
                 , 1998.



                                     /s/ David L. Hobson
                                     ----------------------------------
                                     David L. Hobson

                                POWER OF ATTORNEY

                            OFFICERS AND DIRECTORS OF

                          COOKER RESTAURANT CORPORATION



The undersigned who is a director or officer of Cooker Restaurant Corporation, an Ohio corporation (the "Company");

Does hereby constitute and appoint G. Arthur Seelbinder and Phillip L. Pritchard to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission one or more Registration Statements on Form S-8 under the Securities Act of 1933, and any amendments or supplements (including post-effective amendments) to such Registration Statements; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Registration Statements, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.



IN WITNESS WHEREOF, I have executed this Power of Attorney this 13th day of July, 1998.


                                     /s/ Henry R. Hillenmeyer
                                     ----------------------------------
                                     Henry R. Hillenmeyer

                                POWER OF ATTORNEY

                            OFFICERS AND DIRECTORS OF

                          COOKER RESTAURANT CORPORATION



The undersigned who is a director or officer of Cooker Restaurant Corporation, an Ohio corporation (the "Company");

Does hereby constitute and appoint G. Arthur Seelbinder and Phillip L. Pritchard to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission one or more Registration Statements on Form S-8 under the Securities Act of 1933, and any amendments or supplements (including post-effective amendments) to such Registration Statements; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Registration Statements, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.



IN WITNESS WHEREOF, I have executed this Power of Attorney this         day of
                 , 1998.



                                     /s/ William Lehr Jackson
                                     ----------------------------------
                                     William Lehr Jackson

                                POWER OF ATTORNEY

                            OFFICERS AND DIRECTORS OF

                          COOKER RESTAURANT CORPORATION



The undersigned who is a director or officer of Cooker Restaurant Corporation, an Ohio corporation (the "Company");

Does hereby constitute and appoint G. Arthur Seelbinder and Phillip L. Pritchard to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission one or more Registration Statements on Form S-8 under the Securities Act of 1933, and any amendments or supplements (including post-effective amendments) to such Registration Statements; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Registration Statements, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.



IN WITNESS WHEREOF, I have executed this Power of Attorney this         day of
                 , 1998.



                                     /s/ Harvey Palash
                                     ----------------------------------
                                     Harvey Palash